SMITH BARNEY INVESTMENT TRUST
ON BEHALF OF
INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND
(the "Fund")

Supplement dated February 4, 1999 to
Prospectus dated March 30, 1998



	The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

	Effective February 2, 1999, Joseph Deane is responsible for the day-to-day operations of the Fund, including making all investment decisions. Mr. Deane is a Managing Director of Salomon Smith Barney and a Portfolio Manager of Mutual Management Corp.




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